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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                 --------------


                                    FORM 8-K

                                 CURRENT REPORT

                         PURSUANT TO SECTION 13 OR 15(d)

                     OF THE SECURITIES EXCHANGE ACT OF 1934

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       Date of Report (Date of earliest event reported): OCTOBER 16, 2000


                            ERGO SCIENCE CORPORATION
             (Exact name of registrant as specified in its charter)


       DELAWARE                       0-24936                   04-3271667
-------------------------     -----------------------     ----------------------
   (State or other                  (Commission               (IRS Employer
   jurisdiction of                  File Number)            Identification No.)
   incorporation)

              790 Turnpike St., Suite 205, North Andover, MA 01845
          -----------------------------------------------------------
               (Address of principal executive offices) (Zip Code)

       Registrant's telephone number, including area code: (978) 974-9474

                               Page 1 of 6 pages

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ITEM 5.   OTHER EVENTS

On October 16, 2000, Ergo Science Corporation announced that three members of its Board of Directors had resigned. A copy of the press release announcing this information is attached to this report as Exhibit 99.1 hereto and is incorporated herein by reference.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

(c)  Exhibits.

     99.1 Press Release issued by Ergo Science Corporation on October 16, 2000.












                               Page 2 of 6 pages

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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                 ERGO SCIENCE CORPORATION

Date: October 20, 2000           BY: /s/ David R. Burt
                                     ------------------------------
                                 Name:   David R. Burt
                                 Title:  President and Chief Executive Officer
















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                                  EXHIBIT INDEX

EXHIBIT                                              SEQUENTIAL
NUMBER              DESCRIPTION                      PAGE NUMBER
-------             -----------                      -----------
99.1                Press Release issued by               5
                    Ergo Science Corporation
                    on October 16, 2000














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